Exhibit 23.02

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 No. 333-82352 (relating to Xcel Energy Inc.’s $1,000,000,000 Debt Securities, Common Stock, and Rights to Purchase Common Stock), Registration Statement on Form S-3 No. 333-74996 (relating to the Xcel Energy Inc. Direct Purchase Plan), Registration Statement on Form S-8 No. 333-54460 (relating to the Xcel Energy Inc. Executive Annual Incentive Award Plan), Registration Statement on Form S-8 No. 333-51786 (relating to the Xcel Energy Inc. Executive Long-Term Incentive Award Stock Plan), Registration Statements on Form S-3 No. 333-00415 and 333-91497 (relating to the Northern States Power Company Dividend Reinvestment and Stock Purchase Plan), Registration Statement on Form S-8 No. 2-61264 (relating to the Northern States Power Company Employee Stock Ownership Plan), Registration Statements on Form S-8 No. 33-38700 and 333-91495 (relating to the Northern States Power Company Executive Long-Term Incentive Award Stock Plan), Registration Statement on Form S-8 No. 333-48610 (relating to the New Century Energies, Inc. Omnibus Incentive Plan; Public Service Company of Colorado Omnibus Incentive Plan; Southwestern Public Service Company 1989 Stock Incentive Plan; Southwestern Public Service Company Employee Investment Plan; and Southwestern Public Service Company Directors’ Deferred Compensation Plan), Registration Statement on Form S-8 No. 333-48604 (relating to the New Century Energies, Inc. Employee Investment Plan for Bargaining Unit Employees and Former Non-Bargaining Unit Employees; New Century Energies, Inc. Employees’ Savings and Stock Ownership Plan For Bargaining Unit Employees and Former Non-Bargaining Unit Employees; and New Century Energies, Inc. Employees’ Savings and Stock Ownership Plan For Non-Bargaining Unit Employees), Registration Statement on Form S-8 No. 333-48590 (relating to the Xcel Energy Inc. Omnibus Incentive Plan), Registration Statement on Form S-3 No. 333-46842 (relating to Xcel Energy Inc.’s $1,000,000,000 Principal Amount of Debt Securities), Registration Statement on Form S-3 No. 333-36270 (relating to Xcel Energy Inc.’s Direct Purchase Plan), and Registration Statement on Form S-3 No. 333-35482 (relating to the acquisition of Natrogas, Inc.) of our report dated January 31, 2000, except as to Note 2, which is as of February 22, 2000, relating to the consolidated financial statements of Northern States Power Company, which appears in the Current Report on Form 8-K dated February 25, 2002.

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 25, 2002

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 No. 333-82352 (relating to Xcel Energy Inc.’s $1,000,000,000 Debt Securities, Common Stock, and Rights to Purchase Common Stock), Registration Statement on Form S-3 No. 333-74996 (relating to the Xcel Energy Inc. Direct Purchase Plan), Registration Statement on Form S-8 No. 333-54460 (relating to the Xcel Energy Inc. Executive Annual Incentive Award Plan), Registration Statement on Form S-8 No. 333-51786 (relating to the Xcel Energy Inc. Executive Long-Term Incentive Award Stock Plan), Registration Statements on Form S-3 No. 333-00415 and 333-91497 (relating to the Northern States Power Company Dividend Reinvestment and Stock Purchase Plan), Registration Statement on Form S-8 No. 2-61264 (relating to the Northern States Power Company Employee Stock Ownership Plan), Registration Statements on Form S-8 No. 33-38700 and 333-91495 (relating to the Northern States Power Company Executive Long-Term Incentive Award Stock Plan), Registration Statement on Form S-8 No. 333-48610 (relating to the New Century Energies, Inc. Omnibus Incentive Plan; Public Service Company of Colorado Omnibus Incentive Plan; Southwestern Public Service Company 1989 Stock Incentive Plan; Southwestern Public Service Company Employee Investment Plan; and Southwestern Public Service Company Directors’ Deferred Compensation Plan), Registration Statement on Form S-8 No. 333-48604 (relating to the New Century Energies, Inc. Employee Investment Plan for Bargaining Unit Employees and Former Non-Bargaining Unit Employees; New Century Energies, Inc. Employees’ Savings and Stock Ownership Plan For Bargaining Unit Employees and Former Non-Bargaining Unit Employees; and New Century Energies, Inc. Employees’ Savings and Stock Ownership Plan For Non-Bargaining Unit Employees), Registration Statement on Form S-8 No. 333-48590 (relating to the Xcel Energy Inc. Omnibus Incentive Plan), Registration Statement on Form S-3 No. 333-46842 (relating to Xcel Energy Inc.’s $1,000,000,000 Principal Amount of Debt Securities), Registration Statement on Form S-3 No. 333-36270 (relating to Xcel Energy Inc.’s Direct Purchase Plan), and Registration Statement on Form S-3 No. 333-35482 (relating to the acquisition of Natrogas, Inc.) of our report dated February 21, 2002, relating to the consolidated financial statements of NRG Energy, Inc., which appears in the Current Report on Form 8-K dated February 25, 2002.

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 25, 2002